TEMPLETON GLOBAL
INFRASTRUCTURE FUND



YOUR FUND'S OBJECTIVE:

The Templeton Global Infrastructure Fund seeks long-term capital growth by investing primarily in securities of domestic and foreign companies that are principally engaged in or related to the development, operation or rehabilitation of the physical and social infrastructures of various nations throughout the world.


MARCH 31, 1997
Dear Shareholder:

We are pleased to bring you the third annual report of the Templeton Global Infrastructure Fund, which covers the fiscal year ended March 31, 1997. During this period, stock prices in many countries rose substantially. However, many markets experienced significant declines in July 1996 and March 1997, largely due to fears of rising U.S. interest rates. The most important exception to this pattern was Japan, where the Nikkei 225(R) stock index ended the period substantially lower than it had been on March 31, 1996. Within this environment, the Fund's Class I shares provided a one-year total return of 16.22%, as discussed in the Performance Summary on page 5, significantly outperforming the unmanaged Morgan Stanley Capital International(R) World Index, which posted a total return of only 9.85%. This strong performance can be attributed in part to our overweighting of the emerging market sector and our lack of Japanese stocks.

TEMPLETON GLOBAL
INFRASTRUCTURE FUND - CLASS I

Total Return Index Comparison
One-year Performance (3/31/96 - 3/31/97)

Templeton Global Infrastructure Fund(1)        16.22%
MSCI World Index(2)                             9.85%

1. FUND PERFORMANCE DOES NOT INCLUDE THE INITIAL SALES CHARGE AND REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT DURING THE PERIOD SHOWN. TOTAL RETURNS ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NET ASSET VALUE. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

2. INDEX IS UNMANAGED AND INCLUDES REINVESTED DIVIDENDS.

As you can see in the chart to the right, Europe was our largest regional allocation on March 31, 1997 and home to five of our ten top holdings. Several of them performed well during the period, including Alcatel Alsthom, our largest position. As a result of its success in restructuring, the stock of this French telecommunications equipment manufacturer appreciated 29% during this time. Our new investment in Nokia, a Finland-based manufacturer of wireless telecommunications equipment, also appreciated strongly. Metra, another large holding based in Finland, has shown rapid growth in its business selling diesel power plants in developing countries.

In the U.S., where our holdings represent approximately 18.3% of the Fund's total net assets, we purchased shares in Gradall Industries, a manufacturer of excavators and material-handling equipment whose stock appreciated during the period. However, our high-tech U.S. holdings were subject to the market's downturns, which hurt the Fund's performance. When prices were low, we added to our positions in several of these companies, and hope to be rewarded if prices return to what we consider reasonable levels.

TEMPLETON GLOBAL
INFRASTRUCTURE FUND

(PIE CHART)

Geographic Distribution on 3/31/97
Based on Total Net Assets

European Stocks                                35.3%
United States Stocks                           18.3%
Asian Stocks                                   16.4%
Latin American Stocks                          10.9%
Australian & New Zealand Stocks                 5.6%
Canadian Stocks                                 3.4%
Short-Term Obligations & Other Net Assets      10.1%

Asia, including Australia and New Zealand, remained an important area of investment for the

Fund. Our shares in Guangdong Electric Power Development Co., which controls several power plants in China's rapidly growing Guangdong province, rose in value and contributed to the Fund's performance. We also added shares of India's long-distance telephone company, Videsh Sanchar Nigam Ltd., to the portfolio.

Latin American stocks, which represented 10.9% of total net assets, also contributed significantly to the Fund's strong returns. For example, our shares in Telebras, the Brazilian telecommunications company, nearly doubled in value during this period, and La Cemento Nacional, the largest producer of cement in Ecuador, posted a 56% gain.

TEMPLETON GLOBAL
INFRASTRUCTURE FUND

Top 10 Holdings on 3/31/97
Based on Total Net Assets

Company,                                                              % of Total
Industry, Country                                                     Net Assets
--------------------------------------------------------------------------------
Alcatel Alsthom SA
Electrical & Electronics, France                                         3.2%
--------------------------------------------------------------------------------
Guangdong Electric Power
Development Co. Ltd., B, 144A
Utilities - Electrical & Gas, China                                      2.2%
--------------------------------------------------------------------------------
Gradall Industries Inc.
Machinery & Engineering, United States                                   2.1%
--------------------------------------------------------------------------------
Metra OY, B
Multi-Industry, Finland                                                  2.0%
--------------------------------------------------------------------------------
Telebras-Telecomunicacoes Brasileiras SA,
pfd., ADR
Telecommunications, Brazil                                               1.9%
--------------------------------------------------------------------------------
Nokia AB, A
Multi-Industry, Finland                                                  1.9%
--------------------------------------------------------------------------------
Svedala Industri, A
Building Materials & Components, Sweden                                  1.8%
--------------------------------------------------------------------------------
Motorola Inc.
Electrical & Electronics, United States                                  1.8%
--------------------------------------------------------------------------------
Shandong Huaneng Power Development Co. Ltd.
Utilities - Electrical & Gas, China                                      1.7%
--------------------------------------------------------------------------------
Telefonica de Espana SA
Telecommunications, Spain                                                1.6%
--------------------------------------------------------------------------------

FOR A COMPLETE LIST OF PORTFOLIO HOLDINGS, PLEASE SEE PAGE 12 OF THIS REPORT.


Of course, investing in foreign securities involves special risks, such as market and currency volatility and adverse economic, social and political developments in the countries where the Fund is invested. Developing markets are represented in the Fund's portfolio, and these markets involve heightened risks related to the same factors, in addition to risks associated with the relatively small size and lesser liquidity of these markets. Because the Fund focuses on infrastructure-related industries, its return may be more volatile than that of a more broadly diversified investment. These risks and other considerations are discussed in the Fund's prospectus. While short-term price volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong market has increased 975% in the last

15 years, but has suffered five declines of more than 20% during that time.(1)

This discussion reflects the strategies we employed for the Fund during the reporting period under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings, may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing the securities we purchase or sell for the Fund.

We are optimistic about the long-term potential of global investing, and will continue to search for companies we believe to be undervalued that contribute to the world's growth through infrastructure development. We appreciate your support, welcome your comments, and look forward to serving your investment needs in the future.

Sincerely,

/s/ Mark Holowesko

Mark Holowesko, CFA
President
Templeton Global Investment Trust


/s/ Gary R. Clemons

Gary R. Clemons
Portfolio Manager
Templeton Global Infrastructure Fund

--------------------------------------------------------------------------------
CELEBRATING 50 YEARS

This year marks 50 years of business for Franklin Templeton. Over these years, we have experienced profound changes in technology, regulations and customer expectations within the mutual fund industry. As one of the largest mutual fund families, we're proud to be an innovative industry leader, providing people like you with an opportunity to invest in companies and governments around the globe.

In addition, we want to stress that all securities markets move both up and down. Mixed in with the good years can be some bad years. Accordingly, mutual fund share prices also move up and down. Every investor should expect such fluctuations, which can be wide. When markets are going down, as well as up, we encourage investors to maintain a long-term perspective. We thank you for your past support and look forward to serving your investment needs in the years ahead.
--------------------------------------------------------------------------------

1. SOURCE: BLOOMBERG. BASED ON QUARTERLY PERCENTAGE PRICE CHANGE OVER 15 YEARS ENDED MARCH 31, 1997.

PERFORMANCE SUMMARY
CLASS I

Templeton Global Infrastructure Fund Class I shares provided a cumulative total return of 16.22% for the one-year period ended March 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include the initial sales charge.

The price of the Fund's shares, as measured by net asset value, increased $1.50, from $10.04 on March 31, 1996 to $11.54 on March 31, 1997. During the reporting period, shareholders received distributions totaling 12.0 cents ($0.12) per share, including 7.0 cents ($0.07) in dividend income and 5.0 cents ($0.05) in short-term capital gains. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

The graph on page 6 compares the performance of the Templeton Global Infrastructure Fund Class I shares with the unmanaged Morgan Stanley Capital International (MSCI) World Index, which tracks 22 equity markets worldwide; and the Goldman Sachs Extended Global Market Index (GS-EGMI), which is a combination of the Financial Times of London - Actuaries World Index and the International Finance Corporation Investable Composite Index, and tracks equity securities in markets around the world. Please remember that the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index and an index is not representative of the Fund's portfolio.

TEMPLETON GLOBAL
INFRASTRUCTURE FUND - CLASS I

Total Return Index Comparison
$10,000 Investment (3/14/94 - 3/31/97)


                    TEMPLETON GLOBAL                          MSCI WORLD                    GS-EGMI
                    INFRASTRUCTURE FUND - CLASS I*            INDEX                         WORLD INDEX
 3/14/94                        $ 9,425                        $10,000                        $10,000
 3/31/94                        $ 9,434                        $ 9,760                        $ 9,771
 4/29/94                        $ 9,491                        $10,063                        $10,056
 5/31/94                        $ 9,500                        $10,091                        $10,096
 6/30/94                        $ 9,406                        $10,065                        $10,087
 7/29/94                        $ 9,632                        $10,258                        $10,291
 8/31/94                        $ 9,811                        $10,568                        $10,623
 9/30/94                        $ 9,746                        $10,293                        $10,360
10/31/94                        $ 9,868                        $10,587                        $10,644
11/30/94                        $ 9,387                        $10,130                        $10,173
12/30/94                        $ 9,284                        $10,230                        $10,245
 1/31/95                        $ 8,924                        $10,078                        $10,058
 2/28/95                        $ 8,924                        $10,227                        $10,140
 3/31/95                        $ 8,924                        $10,722                        $10,636
 4/28/95                        $ 9,199                        $11,098                        $11,023
 5/31/95                        $ 9,563                        $11,195                        $11,095
 6/30/95                        $ 9,724                        $11,194                        $11,062
 7/31/95                        $10,379                        $11,756                        $11,628
 8/31/95                        $ 9,962                        $11,496                        $11,367
 9/29/95                        $10,009                        $11,833                        $11,669
10/31/95                        $ 9,354                        $11,649                        $11,474
11/30/95                        $ 9,297                        $12,056                        $11,860
12/29/95                        $ 9,450                        $12,411                        $12,211
 1/31/96                        $ 9,897                        $12,637                        $12,458
 2/29/96                        $10,066                        $12,716                        $12,518
 3/29/96                        $ 9,976                        $12,931                        $12,705
 4/30/96                        $10,572                        $13,237                        $13,031
 5/31/96                        $10,816                        $13,250                        $13,029
 6/28/96                        $10,646                        $13,320                        $13,083
 7/31/96                        $10,257                        $12,852                        $12,601
 8/30/96                        $10,636                        $13,002                        $12,760
 9/30/96                        $10,736                        $13,514                        $13,254
10/31/96                        $10,616                        $13,610                        $13,323
11/29/96                        $11,296                        $14,375                        $14,039
12/31/96                        $11,423                        $14,148                        $13,820
 1/31/97                        $11,996                        $14,320                        $13,982
 2/28/97                        $11,755                        $14,488                        $14,160
 3/31/97                        $11,594                        $14,204                        $13,852

*  INCLUDES ALL SALES CHARGES.

1. INCLUDES ALL SALES CHARGES AND REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIOD SHOWN, ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

2. INDEX IS UNMANAGED AND INCLUDES REINVESTED DIVIDENDS.


TEMPLETON GLOBAL
INFRASTRUCTURE FUND - CLASS I

Periods ended March 31, 1997

                                                                        Since
                                                                      Inception
                                 One-Year          Three-Year         (3/14/94)
Cumulative
Total Return(1)                     16.22%             22.89%             23.01%

Average Annual
Total Return(2)                      9.56%              5.02%              4.97%

Value of $10,000
Investment(3)                   $   10,956         $   11,583         $   11,594
--------------------------------------------------------------------------------
One-Year                           3/31/95            3/31/96            3/31/97
Total Return(4)                     -5.41%             11.79%             16.22%
--------------------------------------------------------------------------------

1. CUMULATIVE TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE INDICATED PERIODS AND DOES NOT INCLUDE THE INITIAL SALES CHARGE.

2. AVERAGE ANNUAL TOTAL RETURN REPRESENTS THE AVERAGE ANNUAL CHANGE IN VALUE OF AN INVESTMENT OVER THE INDICATED PERIODS AND INCLUDES THE MAXIMUM 5.75% SALES CHARGE.

3. THESE FIGURES REPRESENT THE VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THE FUND OVER THE INDICATED PERIODS AND INCLUDE THE MAXIMUM 5.75% INITIAL SALES CHARGE.

4. ONE-YEAR TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE ONE-YEAR PERIODS ENDED ON THE SPECIFIED DATES AND DOES NOT INCLUDE THE INITIAL SALES CHARGE.

ALL CALCULATIONS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NET ASSET VALUE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCIES AND THE ECONOMIC, SOCIAL, AND POLITICAL CLIMATES OF COUNTRIES WHERE INVESTMENTS ARE MADE. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THE RELATIVELY SMALL SIZE AND LESSER LIQUIDITY OF THESE MARKETS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

FROM MARCH 14, 1994 THROUGH APRIL 15, 1995, THE FUND'S BUSINESS MANAGER MADE CERTAIN PAYMENTS TO REDUCE EXPENSES, WHICH INCREASED TOTAL RETURN TO SHAREHOLDERS. IF THE BUSINESS MANAGER HAD NOT TAKEN THIS ACTION, THE TOTAL RETURNS FOR CLASS I SHARES WOULD HAVE BEEN LOWER.
--------------------------------------------------------------------------------
Under Section 854(b)(2) of the Internal Revenue Code, the Templeton Global Infrastructure Fund has designated 22.08% of ordinary income dividends paid (including short-term capital gain distributions) during the fiscal year, as income qualifying for the dividends received deduction (DRD).
--------------------------------------------------------------------------------
6

PERFORMANCE SUMMARY
CLASS II

Templeton Global Infrastructure Fund Class II shares provided a cumulative total return of 15.48% for the one-year period ended March 31, 1997. Cumulative total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains, and does not include sales charges.

The price of the Fund's shares, as measured by net asset value, increased $1.47, from $9.99 on March 31, 1996 to $11.46 on March 31, 1997. During the reporting period, shareholders received distributions totaling 7.12 cents ($0.0712) per share, including 2.12 cents ($0.0212) in dividend income, and 5.0 cents ($0.05) in short-term capital gains. Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the portfolio, as well as the level of the Fund's operating expenses.

The graph on page 8 compares the performance of the Templeton Global Infrastructure Fund Class II shares with the unmanaged Morgan Stanley Capital International (MSCI) World Index, which tracks 22 equity markets worldwide; and the Goldman Sachs Extended Global Market Index (GS-EGMI), which is a combination of the Financial Times of London - Actuaries World Index and the International Finance Corporation Investable Composite Index, and tracks equity securities in markets around the world. Please remember that the Fund's performance differs from that of an index because an index is not managed according to any investment strategy, does not contain cash (the Fund generally carries a certain percentage of cash at any given time), and includes no sales charges or management expenses. Of course, one cannot invest directly in an index and an index is not representative of the Fund's portfolio.

TEMPLETON GLOBAL
INFRASTRUCTURE FUND - CLASS II

Total Return Index Comparison
$10,000 Investment (5/1/95 - 3/31/97)


                TEMPLETON GLOBAL                           MSCI WORLD            GS-EGMI
                INFRASTRUCTURE FUND - CLASS II*            INDEX                 WORLD INDEX
  5/1/95                 $ 9,898                           $10,000                 $10,000
 5/31/95                 $10,290                           $10,088                 $10,065
 6/30/95                 $10,454                           $10,086                 $10,036
 7/31/95                 $11,149                           $10,593                 $10,549
 8/31/95                 $10,699                           $10,359                 $10,312
 9/29/95                 $10,740                           $10,663                 $10,587
10/31/95                 $10,035                           $10,497                 $10,410
11/30/95                 $ 9,963                           $10,863                 $10,760
12/29/95                 $10,123                           $11,183                 $11,078
 1/31/96                 $10,614                           $11,387                 $11,302
 2/29/96                 $10,785                           $11,458                 $11,357
 3/29/96                 $10,679                           $11,651                 $11,526
 4/30/96                 $11,309                           $11,927                 $11,822
 5/31/96                 $11,574                           $11,940                 $11,820
 6/28/96                 $11,381                           $12,002                 $11,869
 7/31/96                 $10,951                           $11,581                 $11,432
 8/30/96                 $11,370                           $11,716                 $11,576
 9/30/96                 $11,467                           $12,177                 $12,024
10/31/96                 $11,316                           $12,264                 $12,087
11/29/96                 $12,047                           $12,953                 $12,736
12/31/96                 $12,170                           $12,748                 $12,537
 1/31/97                 $12,772                           $12,904                 $12,685
 2/28/97                 $12,514                           $13,054                 $12,846
 3/31/97                 $12,331                           $12,799                 $12,567


*  INCLUDES ALL SALES CHARGES.

1. INCLUDES ALL SALES CHARGES AND REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIOD SHOWN, ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

2. INDEX IS UNMANAGED AND INCLUDES REINVESTED DIVIDENDS.


TEMPLETON GLOBAL
INFRASTRUCTURE FUND - CLASS II

Periods ended March 31, 1997

                                                                        Since
                                                                      Inception
                                                  One-Year             (5/1/95)
Cumulative Total Return(1)                            15.48%              24.33%

Average Annual Total Return(2)                        13.34%              11.44%

Value of $10,000 Investment(3)                    $   11,334          $   12,308

1. CUMULATIVE TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE INDICATED PERIODS AND DOES NOT INCLUDE SALES CHARGES.

2. AVERAGE ANNUAL TOTAL RETURN REPRESENTS THE AVERAGE ANNUAL CHANGE IN VALUE OF AN INVESTMENT OVER THE INDICATED PERIODS AND INCLUDES THE 1.00% INITIAL SALES CHARGE AND 1.00% CONTINGENT DEFERRED SALES CHARGE, APPLICABLE TO SHARES REDEEMED WITHIN THE FIRST 18 MONTHS OF INVESTMENT.

3. THESE FIGURES REPRESENT THE VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THE FUND OVER THE INDICATED PERIODS AND INCLUDE ALL SALES CHARGES.

ALL CALCULATIONS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NET ASSET VALUE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, CURRENCIES AND THE ECONOMIC, SOCIAL, AND POLITICAL CLIMATES OF COUNTRIES WHERE INVESTMENTS ARE MADE. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THE RELATIVELY SMALL SIZE AND LESSER LIQUIDITY OF THESE MARKETS. YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.
--------------------------------------------------------------------------------
Under Section 854(b)(2) of the Internal Revenue Code, the Templeton Global Infrastructure Fund has designated 22.08% of ordinary income dividends paid (including short-term capital gain distributions) during the fiscal year, as income qualifying for the dividends received deduction (DRD).
--------------------------------------------------------------------------------
8

Many investors have asked us about the activities of Sir John Templeton, since his retirement from the funds. We asked Professor Robert Herrmann to update us on Sir John's current activities and his comments follow.


[PHOTO OF SIR JOHN TEMPLETON]

THE NEW CAREER OF
SIR JOHN TEMPLETON

BY PROFESSOR
ROBERT HERRMANN

In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently, he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in Templeton funds, managed by many of the investment professionals he selected and trained. For sentimental reasons, he allows his name to be associated with the funds, although he knows no more about their management and holdings than any other investor.

Sir John Templeton established the Templeton Foundation in 1987, to foster the acquisition of spiritual information through scientific research. Working with scientists, theologians and others, he strives toward a new science that uses empirical and statistical scientific methods to discover and test spiritual knowledge. A crucial ingredient in his research is what Sir John calls "humility theology," an attitude of humility toward the Creator, combined with receptiveness to the theological significance of current scientific discoveries.

Universal spiritual laws, or "laws of life," are among the areas of investigation. In his recent book, Worldwide Laws of Life, Sir John compiles 200 laws and proverbs from nearly all religions, and deeply embedded in human history. For example, the Golden Rule taught by Jesus in the Sermon on the Mount, states "Do unto others as you would have others do unto you," and is affirmed by all major religions as an acceptable, universal law of life. Other books which Sir John has authored or co-authored during the past few years include: The Humble Approach, Is God the Only Reality, Evidence of Purpose, Who's Who in Theology and Science and The God Who Would Be Known.

With an annual budget of more than $30 million, the Templeton Foundation sponsors 60 programs focusing on spiritual progress and the benefits of freedom.

Sir John's first sizable investment in the programs was the Templeton Prize for Progress in Religion. A panel of nine judges gives the annual award which now exceeds $1.2 million to individuals who have shown extraordinary originality in furthering the world's understanding of God or spirituality.

Recipients of the prize include Professor Paul Davies, author of The Mind of God; the Right Honorable Lord Jacobovits, former Chief Rabbi of Great Britain and The Commonwealth; the Reverend Dr. Billy Graham, world-renowned preacher and presidential inauguration speaker; Mr. Nikkyo Nimano, founder of the World Conference on Religion and Peace; and Sir Sarepalli Radhakrishnan, former President of India, and Oxford professor of Eastern Religions and Ethics.

To encourage young people's and their parents' appreciation of spiritual laws of life, Sir John established an essay contest for teenagers in his home county of Franklin, Tennessee. Students submit essays about the spiritual life principles they plan to follow, and prizes are offered semiannually. In 1996, more than 800 youth participated. Twenty-six similar programs have been launched in various locations, with the support of generous local donors.

The Foundation also sponsors a worldwide program that awards college-level faculty who teach courses integrating science and religion. During the program's first two years, more than 200 courses were created. The Foundation maintains an extensive program of research and education on the health benefits of spirituality, including prizes for medical schools providing courses on spirituality in medicine. Lastly, the Foundation publishes a newsletter with over 2,000 subscribers. Free subscriptions are available to Templeton shareholders by writing to the Foundation.

To contact Sir John Templeton or receive the free newsletter subscription, please write to:

The John Templeton Foundation
2 Radnor Corporate Center #320
100 Matsonford Road
Radnor, PA 19087

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE -- CLASS I
(For a share outstanding throughout the period)

                                                                                                         MARCH 14, 1994
                                                                         YEAR ENDED MARCH 31              (COMMENCEMENT
                                                                  ---------------------------------     OF OPERATIONS) TO
                                                                  1997          1996          1995       MARCH 31, 1994
                                                                 -------       -------       -------    ----------------
Net asset value, beginning of period                             $ 10.04       $  9.43       $ 10.01         $ 10.00
                                                                  ------        ------         -----          ------
Income from investment operations:
   Net investment income                                             .17           .04           .07            .009
   Net realized and unrealized gain (loss)                          1.45          1.03          (.61)           .001
                                                                  ------        ------         -----          ------
Total from investment operations                                    1.62          1.07          (.54)            .01
                                                                  ------        ------         -----          ------
Distributions:
   Dividends from net investment income                             (.07)         (.05)         (.04)             --
   Distributions from net realized gains                            (.05)         (.41)           --              --
                                                                  ------        ------         -----          ------
Total distributions                                                 (.12)         (.46)         (.04)             --
                                                                  ------        ------         -----          ------
Change in net asset value                                           1.50           .61          (.58)            .01
                                                                  ------        ------         -----          ------
Net asset value, end of period                                   $ 11.54       $ 10.04       $  9.43         $ 10.01
                                                                  ======        ======         =====          ======
TOTAL RETURN*                                                     16.22%        11.79%       (5.41)%            .10%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                  $28,011       $21,590       $18,717         $   101
Ratio of expenses to average net assets                            2.08%         2.37%         3.25%          32.02%**
Ratio of expenses, net of reimbursement, to average net assets     2.08%         2.32%         1.25%           1.25%**
Ratio of net investment income to average net assets               1.59%          .40%         1.38%           1.89%**
Portfolio turnover rate                                           23.52%        38.22%         3.21%              --
Average commission rate paid (per share)                         $ .0015       $ .0083

   * TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
  ** ANNUALIZED.

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Financial Highlights (cont.)

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE -- CLASS II
(For a share outstanding throughout the period)

                                                                                                       FOR THE PERIOD
                                                                                                        MAY 1, 1995+
                                                                                    YEAR ENDED            THROUGH
                                                                                  MARCH 31, 1997       MARCH 31, 1996
                                                                                  --------------       --------------
Net asset value, beginning of period                                                 $   9.99             $   9.73
                                                                                      -------              -------
Income from investment operations:
   Net investment income (loss)                                                           .11                 (.02)
   Net realized and unrealized gain                                                      1.43                  .73
                                                                                      -------              -------
Total from investment operations                                                         1.54                  .71
                                                                                      -------              -------
Distributions:
   Dividends from net investment income                                                  (.02)                (.04)
   Distributions from net realized gains                                                 (.05)                (.41)
                                                                                      -------              -------
Total distributions                                                                      (.07)                (.45)
                                                                                      -------              -------
Change in net asset value                                                                1.47                  .26
                                                                                      -------              -------
Net asset value, end of period                                                       $  11.46             $   9.99
                                                                                      =======              =======
TOTAL RETURN*                                                                          15.48%                7.66%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                                      $  2,844             $  1,379
Ratio of expenses to average net assets                                                 2.73%                2.97%**
Ratio of net investment income (loss) to average net assets                              .98%               (.88)%**
Portfolio turnover rate                                                                23.52%               38.22%
Average commission rate paid (per share)                                             $  .0015             $  .0083

   * TOTAL RETURN DOES NOT REFLECT SALES COMMISSIONS OR THE CONTINGENT DEFERRED SALES CHARGE. NOT ANNUALIZED FOR PERIODS OF LESS THAN ONE YEAR.
  ** ANNUALIZED.
   + COMMENCEMENT OF SALES.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Investment Portfolio, March 31, 1997

--------------------------------------------------------------------------------

         INDUSTRY                                  ISSUE                            COUNTRY      SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: 83.0%
---------------------------------------------------------------------------------------------------------------------
AUTOMOBILES: 1.6%
                            Weifu Fuel Injection Co. Ltd.                             Chn.        800,000    $   500,729
---------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS &
 COMPONENTS: 5.1%
                            Anglian Group PLC                                         U.K.         40,000        160,224
                          * Cementos Paz del Rio SA, ADR, 144A                        Col.         11,600        150,800
                            Masco Corp.                                               U.S.          3,000        107,250
                            Parbury Ltd.                                              Aus.        803,000        503,610
                            Svedala Industri, A                                       Swe.         28,500        555,935
                            Unione Cementi Marchino Emiliane (Unicem), di Risp        Itl.         31,000         92,614
                                                                                                             -----------
                                                                                                               1,570,433
---------------------------------------------------------------------------------------------------------------------
BUSINESS &
 PUBLIC SERVICES: 0.9%
                            Wheelabrator Technologies Inc.                            U.S.         21,200        278,250
---------------------------------------------------------------------------------------------------------------------
CHEMICALS: 0.3%
                            European Vinyls Corp. EVC International NV               Neth.          2,865         95,324
---------------------------------------------------------------------------------------------------------------------
CONSTRUCTION &
 HOUSING: 2.5%
                            Dragados y Construcciones SA                               Sp.         18,900        299,671
                            European Techniki                                          Gr.         25,500         80,133
                            Kaufman & Broad Home Corp.                                U.S.         13,400        177,550
                            Sociedade Construcoes Soares da Costa SA                 Port.         14,200        127,943
                          * U.S. Home Corp.                                           U.S.          3,400         86,275
                                                                                                             -----------
                                                                                                                 771,572
---------------------------------------------------------------------------------------------------------------------
DATA PROCESSING &
 REPRODUCTION: 3.6%
                          * 3com Corp.                                                U.S.          8,000        262,000
                          * Bay Networks Inc                                          U.S.         11,500        205,563
                          * NCR Corp.                                                 U.S.            390         13,747
                          * Newbridge Networks Corp.                                  Can.         14,400        412,200
                          * Optical Data Systems Inc.                                 U.S.         16,250        203,125
                                                                                                             -----------
                                                                                                               1,096,635
---------------------------------------------------------------------------------------------------------------------
ELECTRICAL &
 ELECTRONICS: 9.1%
                            Alcatel Alsthom SA                                         Fr.          8,200        990,222
                          * Antec Corp.                                               U.S.          8,750         68,906
                            Dongfang Electrical Machinery Co. Ltd., H                 Chn.      1,208,000        315,692
                          * DSC Communications Corp.                                  U.S.          8,050        168,547
                            Gold Peak Industries (Holdings) Ltd.                      H.K.        352,000        227,135
                            Motorola Inc.                                             U.S.          9,200        555,450
                            Philips Electronics NV                                   Neth.         10,400        485,217
                                                                                                             -----------
                                                                                                               2,811,169
---------------------------------------------------------------------------------------------------------------------

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Investment Portfolio, March 31, 1997 (cont.)

--------------------------------------------------------------------------------

         INDUSTRY                                  ISSUE                            COUNTRY      SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS
& INSTRUMENTS: 0.6%
                            BICC                                                      U.K.         44,300    $   196,395
---------------------------------------------------------------------------------------------------------------------
ENERGY SOURCES: 0.7%
                        *   Hub Power Co. Ltd., GDR, 144A                             Pkr.          9,750        221,812
---------------------------------------------------------------------------------------------------------------------
FOREST PRODUCTS &
PAPER: 2.6%                 Munksjo AB                                                Swe.         39,000        346,738
                            PT Inti Indorayon Utama, fgn.                            Indo.        235,000        178,623
                            Weyerhaeuser Co.                                          U.S.          6,000        267,750
                                                                                                             -----------
                                                                                                                 793,111
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL COMPONENTS:
2.8%
                            BW/IP Inc.                                                U.S.         16,900        255,612
                            Madeco Manufacturera de Cobre SA, ADR                    Chil.         14,600        390,550
                        *   Shaw Group Inc.                                           U.S.          9,400        215,025
                                                                                                             -----------
                                                                                                                 861,187
---------------------------------------------------------------------------------------------------------------------
MACHINERY & ENGINEERING:
4.6%
                        *   Gradall Industries Inc.                                   U.S.         52,500        649,687
                            SNC-Lavalin Group Inc., A                                 Can.         31,800        367,564
                            VA Technologie AG, br., 144A                             Aust.          2,680        395,043
                                                                                                             -----------
                                                                                                               1,412,294
---------------------------------------------------------------------------------------------------------------------
MERCHANDISING: 1.3%
                            Det Danske Traelastkompagni AS                            Den.          4,300        399,395
---------------------------------------------------------------------------------------------------------------------
METALS & MINING: 3.8%
                            Kang Won Industrial Co. Ltd.                              Kor.         11,000        169,514
                            Maanshan Iron & Steel Co. Ltd., H                         Chn.      1,660,000        329,913
                            Oregon Steel Mills Inc.                                   U.S.         27,100        470,863
                            Pohang Iron & Steel Co. Ltd.                              Kor.          3,400        215,392
                                                                                                             -----------
                                                                                                               1,185,682
---------------------------------------------------------------------------------------------------------------------
MULTI-INDUSTRY: 5.3%
                            Alfa SA de CV, A                                          Mex.         58,500        328,668
                            Foster Wheeler Corp.                                      U.S.          7,500        265,312
                            La Cemento Nacional CA, GDR                               Ecu.            400         96,400
                            La Cemento Nacional CA, GDR, 144A                         Ecu.          1,400        337,400
                            Metra OY, B                                               Fin.         10,300        605,846
                                                                                                             -----------
                                                                                                               1,633,626
---------------------------------------------------------------------------------------------------------------------

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Investment Portfolio, March 31, 1997 (cont.)

--------------------------------------------------------------------------------

         INDUSTRY                                  ISSUE                            COUNTRY      SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE: 1.9%
                        *   MDX Public Co. Ltd., fgn.                                Thai.        127,000    $    35,720
                            New World Development Co. Ltd.                            H.K.         44,000        237,356
                            Taylor Woodrow PLC                                        U.K.         97,300        297,710
                                                                                                             -----------
                                                                                                                 570,786
---------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS:
16.0%
                            AT&T Corp.                                                U.S.          6,250        217,187
                            BCE Inc.                                                  Can.          5,900        271,400
                        *   Chengdu Telecommunications Cable Co. Ltd., H              Chn.      1,075,000        135,958
                            Cpt-Telefonica del Peru SA, B                             Per.        115,000        255,122
                            Koninklijke PTT Nederland                                Neth.          8,600        318,697
                            Lucent Technologies Inc.                                  U.S.          5,125        270,344
                            MCI Communications Corp.                                  U.S.         10,000        356,250
                        *   Millicom International Cellular SA                        Lux.         11,100        459,263
                            Nokia AB, A                                               Fin.          9,450        572,981
                        *   Pakistan Telecom Corp. PTC                                Pkr.          1,890        141,750
                        *   Seat SPA, di Risp                                         Itl.         94,000         21,052
                        *   SPT Telecom AS                                            Csk.          2,250        267,765
                            STET (Sta Finanziaria Telefonica Torino) SPA, di
                            Risp                                                      Itl.         94,000        333,602
                            Tele Danmark AS, B                                        Den.          2,290        120,411
                            Telecom Italia Spa                                        Itl.         60,000        150,067
                            Telecom Italia Spa, di Risp                               Itl.         61,000        130,141
                            Teledanmark AS, ADS                                       Den.         11,660        304,618
                            Telefonica de Espana SA                                    Sp.         20,900        505,210
                            Telmex-Telefonos de Mexico SA, L, ADR                     Mex.          2,010         77,385
                        *   Videsh Sanchar Nigam Ltd., GDR, 144A                      Ind.          2,400         42,360
                                                                                                             -----------
                                                                                                               4,951,563
---------------------------------------------------------------------------------------------------------------------
TRANSPORTATION: 5.5%
                            Air New Zealand Ltd., B                                   N.Z.        134,000        364,912
                        *   Fritz Cos.                                                U.S.         27,200        263,500
                        *   Guangshen Railway Co. Ltd., ADR                           Chn.         20,750        453,906
                        *   GZI Transport Ltd.                                        Chn.         86,000         50,499
                        *   GZI Transport Ltd., wts. 144A                             Chn.         17,200          3,063
                            IMC Holdings Ltd.                                         H.K.        140,000         65,947
                            Qantas Airways Ltd., ADR, 144A                            Aus.         19,300        354,638
                            Stena Line AB, B free                                     Swe.          8,400         39,347
                            Tranz Rail Holdings Ltd., ADR                             N.Z.          5,133         93,036
                                                                                                             -----------
                                                                                                               1,688,848
---------------------------------------------------------------------------------------------------------------------

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Investment Portfolio, March 31, 1997 (cont.)

--------------------------------------------------------------------------------

         INDUSTRY                                  ISSUE                            COUNTRY      SHARES         VALUE
---------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
---------------------------------------------------------------------------------------------------------------------
UTILITIES-ELECTRICAL &
GAS: 14.8%
                            Australian Gas & Light Company                            Aus.         70,600    $   401,265
                            British Gas PLC                                           U.K.        175,000        467,799
                            Central Costanera SA, ADR, 144A                           Arg.          9,850        350,906
                        *   Centrica PLC                                              U.K.        175,000        182,801
                        *   CEZ                                                       Csk.          9,600        349,362
                            Guangdong Electric Power Development Co
                              Ltd, B, 144A                                            Chn.        680,000        666,951
                            Iberdrola SA                                               Sp.         39,600        437,275
                        *   Kohinoor Energy Ltd.                                      Pkr.        710,000        292,291
                            Korea Electric Power Corp.                                Kor.         10,300        299,051
                            National Power PLC                                        U.K.         38,400        307,314
                            Powergen PLC                                              U.K.          1,700         16,583
                            Shandong Huaneng Power                                    Chn.         49,400        518,700
                            Texas Utilties Electric Co.                               U.S.          8,000        274,000
                                                                                                             -----------
                                                                                                               4,564,298
                                                                                                             -----------
TOTAL COMMON STOCKS
(cost $23,140,549)                                                                                            25,603,109
---------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: 6.9%
---------------------------------------------------------------------------------------------------------------------
                            Ballast Nedam NV, ctf., conv., pfd.                      Neth.          7,608        376,455
                            Banco Bradesco SA, pfd.                                  Braz.     38,400,000        317,206
                            Cia de Inversiones en Telecomunicaciones SA,
                              7.00%, conv. pfd.                                       Arg.          8,300        485,550
                            Concessioni e Costruzioni Autostrade SPA, B, pfd.         Itl.        180,000        373,549
                            Telebras-Telecomunicacoes Brasileiras SA, pfd., ADR      Braz.          5,705        584,049
                                                                                                             -----------
TOTAL PREFERRED STOCKS
(cost $1,504,517)                                                                                              2,136,809
---------------------------------------------------------------------------------------------------------------------
                                                                                              PRINCIPAL IN
                                                                                            LOCAL CURRENCY**
---------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS:
10.0% (cost $3,090,260)
---------------------------------------------------------------------------------------------------------------------
                            U.S. Treasury Bills, 4.92% to 5.23% with
                            maturities to 6/19/97                                     U.S.      3,116,000      3,090,202
---------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 99.9%
(cost $27,735,326)                                                                                            30,830,120
OTHER ASSETS,
LESS LIABILITIES: 0.1%                                                                                            24,627
                                                                                                             -----------
TOTAL NET ASSETS: 100.0%                                                                                     $30,854,747
                                                                                                             ===========

 * NON-INCOME PRODUCING.
** CURRENCY OF COUNTRY INDICATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1997

Assets:
   Investments in securities, at value
      (identified cost $27,735,326)           $30,830,120
   Receivables:
      Fund shares sold                            241,397
      Dividends                                   104,864
   Unamortized organization costs                  30,896
                                              -----------
         Total assets                          31,207,277
                                              -----------
Liabilities:
   Payables:
      Investment securities purchased              91,405
      Fund shares redeemed                        122,878
   Funds advanced by custodian                      9,695
   Accrued expenses                               128,552
                                              -----------
         Total liabilities                        352,530
                                              -----------
Net assets, at value                          $30,854,747
                                              ===========
Net assets consist of:
   Undistributed net investment income        $   279,647
   Net unrealized appreciation                  3,094,794
   Accumulated net realized gain                  136,669
   Net capital paid in on shares of
      beneficial interest                      27,343,637
                                              -----------
Net assets, at value                          $30,854,747
                                              ===========
Class I
   Net asset value per share
      ($28,010,583 / 2,427,291 shares
      outstanding)                            $     11.54
                                              ===========
   Maximum offering price
      ($11.54 / 94.25%)                       $     12.24
                                              ===========
Class II
   Net asset value per share
      ($2,844,164 / 248,095 shares
      outstanding)                            $     11.46
                                              ===========
   Maximum offering price
      ($11.46 / 99.00%)                       $     11.58
                                              ===========

STATEMENT OF OPERATIONS
for the year ended March 31, 1997

Investment income:
   (net of $67,182 foreign
   taxes withheld)
   Dividends                        $  874,960
   Interest                            113,649
                                    ----------
      Total income                               $  988,609
Expenses:
   Management fees (Note 3)            202,081
   Administrative fees (Note 3)         40,416
   Distribution fees (Note 3)
      Class I                           86,700
      Class II                          20,113
   Transfer agent fees (Note 3)         68,300
   Custodian fees                       16,976
   Reports to shareholders              39,900
   Audit fees                           19,350
   Legal fees                           17,600
   Registration and filing fees         38,400
   Trustee's fees and expenses           5,500
   Amortization of organization
      costs                             14,103
   Other                                 3,737
                                    ----------
      Total expenses                                573,176
                                                 ----------
         Net investment income                      415,433
Realized and unrealized gain
  (loss):
   Net realized gain (loss) on:
      Investments                      156,734
      Foreign currency
        transactions                   (11,014)
                                    ----------
                                       145,720
   Net unrealized appreciation on
      investments                    3,342,267
                                    ----------
      Net realized and unrealized
         gain                                     3,487,987
                                                 ----------
Net increase in net assets
   resulting from operations                     $3,903,420
                                                 ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Financial Statements (cont.)

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended March 31, 1997 and 1996

                                                                                                1997           1996
                                                                                             -----------    -----------
Increase in net assets:
   Operations:
      Net investment income                                                                  $   415,433    $    76,573
      Net realized gain on investment and foreign currency transactions                          145,720      1,004,586
      Net unrealized appreciation                                                              3,342,267      1,135,543
                                                                                             -----------    -----------
         Net increase in net assets resulting from operations                                  3,903,420      2,216,702
   Distributions to shareholders:
      From net investment income
         Class I                                                                                (154,491)       (98,398)
         Class II                                                                                 (3,904)        (1,342)
      From net realized gain
         Class I                                                                                (111,693)      (809,303)
         Class II                                                                                 (7,835)       (38,252)
   Fund share transactions (Note 2)
         Class I                                                                               3,041,408      1,578,477
         Class II                                                                              1,218,131      1,405,300
                                                                                             -----------    -----------
            Net increase in net assets                                                         7,885,036      4,253,184
Net assets:
   Beginning of year                                                                          22,969,711     18,716,527
                                                                                             -----------    -----------
   End of year                                                                               $30,854,747    $22,969,711
                                                                                             ===========    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Notes to Financial Statements

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Templeton Global Infrastructure Fund (the Fund) is a separate diversified series of Templeton Global Investment Trust (the Trust), a Delaware business trust, which is an open-end management investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital growth by investing primarily in securities of domestic and foreign companies that are principally engaged in or related to the development, operation or rehabilitation of the physical and social infrastructures of various nations throughout the world. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities listed or traded on a recognized national or foreign exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees.

B. FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

C. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

D. UNAMORTIZED ORGANIZATION COSTS:

Organization costs are being amortized on a straight line basis over five years.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS, AND EXPENSES:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

F. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Fund offers two classes of shares: Class I shares and Class II shares. Shares of each class are identical except for their initial sales load, a contingent deferred sales charge on Class II shares, distribution fees, and voting rights on matters affecting a single class. At March 31, 1997, there was an unlimited number of shares of beneficial interest authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                                     CLASS I
                                                              ----------------------------------------------------
                                                                     YEAR ENDED                  YEAR ENDED
                                                                   MARCH 31, 1997              MARCH 31, 1996
                                                              ------------------------     -----------------------
                                                                SHARES       AMOUNT         SHARES        AMOUNT
                                                              ---------    -----------     --------    -----------
           Shares sold                                        1,086,417    $11,771,822      953,832    $ 9,604,915
           Shares issued on reinvestment of distributions        22,841        247,513       88,903        830,045
           Shares redeemed                                     (832,421)    (8,977,927)    (876,366)    (8,856,483)
                                                              ---------    -----------     --------    -----------
           Net increase                                         276,837    $ 3,041,408      166,369    $ 1,578,477
                                                              =========    ===========     ========    ===========

                                                                                    CLASS II
                                                               ---------------------------------------------------
                                                                                               FOR THE PERIOD
                                                                                                 MAY 1, 1995
                                                                     YEAR ENDED                    THROUGH
                                                                   MARCH 31, 1997              MARCH 31, 1996
                                                               -----------------------     -----------------------
                                                                SHARES        AMOUNT         SHARES       AMOUNT
                                                               --------    -----------     --------    -----------
           Shares sold                                          129,229    $ 1,428,745      149,668    $ 1,523,870
           Shares issued on reinvestment of distributions         1,067         11,468        4,179         38,680
           Shares redeemed                                      (20,235)      (222,082)     (15,813)      (157,250)
                                                                -------     ----------      -------     ----------
           Net increase                                         110,061    $ 1,218,131      138,034    $ 1,405,300
                                                                =======     ==========      =======     ==========

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton Investment Counsel, Inc. (TICI), Franklin Templeton Services, Inc. (FTSI), Franklin Templeton Distributors, Inc. (FTD), and Franklin Templeton Investor Services, Inc. (FTIS), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays monthly an investment management fee to TICI equal, on an annual basis, to 0.75% of the Fund's average daily net assets. The Fund pays FTSI monthly its allocated share of an administrative fee of 0.15% per annum of the first $200 million of the Trust's aggregate average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million, and 0.075% per annum of average net assets in excess of $1.2 billion. For the year ended March 31, 1997, FTD received net commissions of $27,323 from the sale of the Fund's shares and FTIS received fees of $68,300.

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

Under the distribution plans for Class I and Class II shares, the Fund reimburses FTD quarterly for FTD's costs and expenses in connection with any activity that is primarily intended to result in a sale of Fund shares, subject to a maximum of 0.35% and 1.00% per annum of the average daily net assets of Class I and Class II shares, respectively. Under the Class I distribution plan, costs and expenses exceeding the maximum may be reimbursed in subsequent periods. At March 31, 1997, unreimbursed expenses amounted to $1,311,440. Class II shares redeemed within 18 months are subject to a contingent deferred sales charge. Contingent deferred sales charges of $747 were paid to FTD for the year ended March 31, 1997.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received legal fees for the year ended March 31, 1997.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 1997 aggregated $7,336,361 and $4,818,234, respectively. The cost of securities for federal income tax purposes is the same as that shown in the Investment Portfolio. Realized gains and losses are reported on an identified cost basis.

At March 31, 1997, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

           Unrealized appreciation                                                               $ 5,760,422
           Unrealized depreciation                                                                (2,665,628)
                                                                                                 -----------
           Net unrealized appreciation                                                           $ 3,094,794
                                                                                                 ===========

TEMPLETON GLOBAL INFRASTRUCTURE FUND
Independent Auditor's Report

--------------------------------------------------------------------------------

The Board of Trustees and Shareholders
Templeton Global Infrastructure Fund

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Templeton Global Infrastructure Fund as of March 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Global Infrastructure Fund as of March 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                                        McGladrey & Pullen, LLP
New York, New York
April 25, 1997

                                     NOTES
                                    --------

FRANKLIN TEMPLETON GROUP OF FUNDS

LITERATURE REQUEST - Call 1-800/DIAL BEN (1-800/342-5236) today for a free descriptive brochure and prospectus on any of the funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.


GLOBAL GROWTH
Franklin Global Health Care Fund
Franklin Templeton Japan Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Global Infrastructure Fund
Templeton Global Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Franklin Templeton German Government Bond Fund
Franklin Templeton Global Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and Income Fund

GLOBAL INCOME
Franklin Global Government Income Fund
Franklin Templeton Hard Currency Fund
Franklin Templeton High Income Currency Fund
Templeton Americas Government Securities Fund

GROWTH
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet Investment Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

FUND ALLOCATOR SERIES:
Franklin Templeton Conservative Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton Growth Target Fund

INCOME
Franklin Adjustable Rate Securities Fund
Franklin Adjustable U.S. Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment Grade Income Fund
Franklin Short-Intermediate U.S. Government Securities Fund
Franklin U.S. Government Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

FOR NON-U.S. INVESTORS:
Franklin Tax-Advantaged High Yield Securities Fund
Franklin Tax-Advantaged International Bond Fund
Franklin Tax-Advantaged U.S. Government Securities Fund

FOR CORPORATIONS:
Franklin Corporate Qualified Dividend Fund

FRANKLIN FUNDS SEEKING TAX-FREE INCOME
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC FUNDS SEEKING TAX-FREE INCOME
Alabama
Arizona*
Arkansas**
California*
Colorado
Connecticut
Florida*
Georgia
Hawaii**
Indiana
Kentucky
Louisiana
Maryland
Massachusetts***
Michigan*
Minnesota***
Missouri
New Jersey
New York*
North Carolina
Ohio***
Oregon
Pennsylvania
Tennessee**
Texas
Virginia
Washington**

VARIABLE ANNUITIES+
Franklin Valuemark(R)
Franklin Templeton Valuemark Income Plus (an immediate annuity)


*TWO OR MORE FUND OPTIONS AVAILABLE: LONG-TERM PORTFOLIO, INTERMEDIATE-TERM PORTFOLIO, A PORTFOLIO OF INSURED MUNICIPAL SECURITIES, AND/OR A HIGH YIELD PORTFOLIO (CA) AND A MONEY MARKET PORTFOLIO (CA AND NY).
**THE FUND MAY INVEST UP TO 100% OF ITS ASSETS IN BONDS THAT PAY INTEREST SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX.
***PORTFOLIO OF INSURED MUNICIPAL SECURITIES.
+FRANKLIN VALUEMARK AND FRANKLIN TEMPLETON VALUEMARK INCOME PLUS ARE ISSUED BY ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA OR BY ITS WHOLLY OWNED SUBSIDIARY, PREFERRED LIFE INSURANCE COMPANY OF NEW YORK, AND DISTRIBUTED BY NALAC FINANCIAL PLANS, LLC.
FGF 02/97

Templeton Global
Infrastructure Fund

Auditors
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017-2416

Principal Underwriter:

Franklin Templeton
Distributors, Inc.
700 Central Avenue
St. Petersburg,
Florida 33701-3628

Shareholder Services
1-800-632-2301

Fund Information
1-800-342-5236

This report must be preceded or accompanied by the current prospectus of the Templeton Global Infrastructure Fund, which contains more complete information including charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors, as well as investment decisions by the Investment Manager, which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

[RECYCLE LOGO]

TL413 A97 5/97

TEMPLETON
GLOBAL
INFRASTRUCTURE
FUND

Annual Report

March 31, 1997

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